Exhibit 10.2 Execution Version MISSISSIPPI BUSINESS FINANCE CORPORATION to U.S. BANK TRUST COMPANY NATIONAL ASSOCIATION (successor to Deutsche Bank National Trust Company), as Trustee SIXTH SUPPLEMENTAL TRUST INDENTURE Dated effective as of August 26, 2022 Relating to: Mississippi Business Finance Corporation Taxable Industrial Development Revenue Bonds, Series 2013 (Helen of Troy Olive Branch, MS Project)

1 ACTIVE 65854071v3 SIXTH SUPPLEMENTAL TRUST INDENTURE dated effective as of August 26, 2022 (the “Supplemental Indenture”) between the MISSISSIPPI BUSINESS FINANCE CORPORATION, a public corporation duly created and validly existing pursuant to the Constitution and laws of the State of Mississippi (the “Issuer”), and U.S. BANK TRUST COMPANY NATIONAL ASSOCIATION (successor to Deutsche Bank National Trust Company), Olive Branch, Mississippi, a national banking association duly organized and existing under the laws of the United States of America, as trustee (the “Trustee”), evidencing the agreement of the parties hereto. RECITALS WHEREAS, the Issuer and the Trustee are parties to that certain Trust Indenture dated as of March 1, 2013, as supplemented by that certain First Supplemental Trust Indenture, dated as of March 1, 2014, that certain Second Supplemental Trust Indenture dated as of February 18, 2015 but effective as of February 1, 2015, that certain Third Supplemental Trust Indenture dated as of December 7, 2016 but effective as of December 1, 2016, that certain Fourth Supplemental Trust Indenture dated as of September 28, 2018 and that certain Fifth Supplemental Trust Indenture dated as of May 14, 2020 (said Trust Indenture, as supplemented, the “Indenture”) relating to the issuance of the $38,000,000 maximum aggregate principal amount of Mississippi Business Finance Corporation Taxable Industrial Development Revenue Bonds, Series 2013 (Helen of Troy Olive Branch, MS Project), dated as of March 20, 2013 (the “Bonds”); WHEREAS, each of the Issuer and the Trustee have been directed by Kaz USA, Inc., a Massachusetts corporation (the “Company”), and Bank of America, N.A. (the “Purchaser”) to amend the Indenture pursuant to this Supplemental Indenture as provided herein; WHEREAS, in furtherance of the foregoing, each of the Issuer and the Trustee have agreed to amend the applicable provisions of the Indenture to the extent specified below upon the terms and conditions set forth below. NOW, THEREFORE, in consideration of the agreements hereinafter contained, the parties hereto agree as follows: Section 1. Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Indenture. Section 2. Amendments to the Indenture. (a) Section 1.1 of the Indenture is hereby amended by deleting the following definitions in their entirety: “Adjustment”, “Eurodollar Rate”, “Eurodollar Rate Loan”, “LIBOR”, “LIBOR Rate”, “LIBOR Screen Rate”, “LIBOR Successor Rate”, “LIBOR Successor Rate Conforming Changes”, “London Banking Day”, “Relevant Governmental Body” and “SOFR-Based Rate”. (b) Section 1.1 of the Indenture is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows: “CME” means CME Group Benchmark Administration Limited.

2 ACTIVE 65854071v3 “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Purchaser, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Purchaser in a manner substantially consistent with market practice (or, if the Purchaser determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Purchaser determines is reasonably necessary in connection with the administration of this Indenture). “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Sixth Supplement Indenture” means that certain Sixth Supplement Indenture, dated as of August 26, 2022 among Issuer and Trustee and consented to by the Company and the Purchaser. “Sixth Supplemental Indenture Effective Date” shall mean August 26, 2022. “SOFR Adjustment” with respect to Daily Simple SOFR means 0.26161% (26.161 basis points); and with respect to Term SOFR means 0.10% (10 basis points) for an Interest Period of one-month’s duration or three-month’s duration. “Successor Rate” has the meaning specified in Section 14.10. “Term SOFR Loan” means the Loan when it bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Purchaser) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Purchaser from time to time). “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal

3 ACTIVE 65854071v3 holiday under the federal laws of the United States or the laws of the State of New York, as applicable. (c) The definition of “Applicable Margin” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Applicable Margin” shall mean the following percentages per annum, based upon the Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Purchaser pursuant to Section 7(b)(1) of the Guaranty Agreement: Pricing Level Net Leverage Ratio Term SOFR for the Loan Base Rate for the Loan I Less than 1.50 to 1.00 1.000% 0.000% II Greater than or equal to 1.50 to 1.00 but less than 2.00 to 1.00 1.125% 0.125% III Greater than or equal to 2.00 to 1.00 but less than 2.50 to 1.00 1.375% 0.375% IV Greater than or equal to 2.50 to 1.00 but less than 3.00 to 1.00 1.625% 0.625% V Greater than or equal to 3.00 to 1.00 but less than 3.50 to 1.00 1.875% 0.875% VI Greater than or equal to 3.50 to 1.00 2.000% 1.000% Any increase or decrease in the Applicable Margin resulting from a change in the Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered to the Purchaser pursuant to Section 7(b)(1) of the Guaranty Agreement; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section 7(b)(1), Pricing Level VI shall apply as of the third Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date such Compliance Certificate is actually delivered to the Purchaser. Notwithstanding the foregoing, the Applicable Margin in effect from and after the Sixth Supplemental Indenture Effective Date through and including the date the Compliance Certificate is delivered pursuant to Section 7(b)(1) of the Guaranty Agreement for the first fiscal quarter ending after the Sixth Supplemental Indenture Effective Date shall be Pricing Level III. If, as a result of any restatement of or other adjustment to the financial statements of Limited (as defined in the Guaranty Agreement) or for any other reason, the Company, Limited or the Purchaser determines that (i) the Net Leverage Ratio as of any applicable date was inaccurate and (ii) a proper calculation of the Net Leverage Ratio would have resulted in higher pricing for such period, the Company shall immediately and retroactively be obligated to pay to the Purchaser, promptly on demand by the Purchaser (or, after the occurrence

4 ACTIVE 65854071v3 of an actual or deemed entry of an order for relief with respect to the Company under the Bankruptcy Code of the United States, automatically and without further action by the Purchaser), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Purchaser under this Indenture or any other Loan Document. The Company’s obligations under this paragraph shall survive the repayment of obligations under the Loan Documents. (d) The definition of “Applicable Rate” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Applicable Rate” shall mean a rate per annum equal to (a) with respect to the Term SOFR Loan for an Interest Period, the Term SOFR for such Interest Period plus the Applicable Margin for the Term SOFR Loan, and (b) with respect to the Base Rate Loan, the Base Rate plus the Applicable Margin for the Base Rate Loan. (e) The definition of “Base Rate” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Base Rate” shall mean for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Term SOFR plus 1%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Indenture. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 14.10 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. (f) The definition of “Business Day” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Purchaser’s Office is located. The Trustee shall not be responsible for determining what constitutes a "Business Day" for purposes of carrying out its obligations under this Indenture.

5 ACTIVE 65854071v3 (g) The definition of “Default Rate” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Default Rate” shall mean an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to a Base Rate Loan plus (iii) 2% per annum; provided, however, that with respect to a Term SOFR Loan, the “Default Rate” shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Term SOFR Loan plus 2% per annum. (h) The definition of “Interest Payment Date” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Interest Payment Date” shall mean (a) as to the Loan when it is not a Base Rate Loan, the last day of each Interest Period applicable to the Loan and the Maturity Date; provided, however, that if any Interest Period for the Loan while it is a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to the Loan while it is a Base Rate Loan, the last Business Day of each May, August, November and February and the Maturity Date. (i) The definition of “Interest Period” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Interest Period” shall mean, as to the Loan while it is a Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one or three months thereafter, as selected by the Company in its Loan Notice (in the case of each requested Interest Period, subject to availability); provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date. (j) The definition of “SOFR” set forth in Section 1.1 of the Indenture is hereby amended to read as follows:

6 ACTIVE 65854071v3 “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). (k) The definition of “Term SOFR” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Indenture. (l) The definition of “Type” set forth in Section 1.1 of the Indenture is hereby amended to read as follows: “Type” means, with respect to the Loan, its character as a Base Rate Loan or a Term SOFR Loan. (m) Section 1.5 of the Indenture is hereby amended a new subsection (e) thereto to read as follows: (e) The Purchaser does not warrant, nor accept responsibility, nor shall the Purchaser have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Purchaser and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Company. The Purchaser may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any

7 ACTIVE 65854071v3 Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Indenture, and shall have no liability to the Company, or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. (n) Section 2.1 of the Indenture is hereby amended by deleting it in its entirety and replacing such section with the following: Section 2.1 Authorization of Bonds. (a) No Bonds may be issued under the provisions of this Indenture except in accordance with this Article and shall be limited to the maximum principal amount of $38,000,000. The proceeds of the Bonds shall be advanced from time to time by the Purchaser upon receipt by the Purchaser (with a copy to the Trustee) of a Notice of Borrowing; provided, however, no advances shall be made by the Purchaser after March 20, 2014. The Trustee shall make a notation on the grid attached to the Note of the date and amount of each such advance and each payment of principal and interest on the Bonds. The Purchaser has agreed in the Bond Purchase Agreement to make a similar notation on the grid attached to the Bond. To the extent of any inconsistency between the grid attached to the Note and the grid attached to the Bond, the grid attached to the Bond shall prevail. The principal amount outstanding under this Indenture shall be determined by records maintained by the Trustee and the Purchaser. To the extent of any inconsistency between the records maintained by the Trustee and the records maintained by the Purchaser, the records maintained by the Purchaser shall prevail. Each Notice of Borrowing submitted by the Company to the Purchaser requesting an advance of the proceeds of the Loan under the Loan Agreement, or the conversion of a Loan from one Type to the other (as described below in Section 2.1(b)), shall be deemed a request hereunder for funding or conversion of a corresponding and equal amount under the Bonds. Each advance of a Loan was initially made as a Base Rate Loan or a Eurodollar Rate Loan (as defined in this Indenture prior to giving effect to the Sixth Supplement Indenture), and may be converted from one Type to another from time to time, at the request of the Company, as further provided herein. (b) (i) Each conversion of a portion of the Loan from one Type to the other, and each continuation of a Term SOFR Loan shall be made upon the Company’s irrevocable notice to the Purchaser, which may be given by telephone. Each such notice must be received by the Purchaser not later than 11:00 a.m. three Business Days prior to the requested date of any conversion to or continuation of a Term SOFR Loan or of any conversion of a Term SOFR Loan to a Base Rate Loan. Each telephonic notice by the Company pursuant to this Section 2.1(b) must be confirmed promptly by delivery to the Purchaser of a written Notice of Borrowing, appropriately completed and signed by an Authorized Company Representative. Each conversion to or continuation of a Term SOFR Loan shall be in a principal amount of $1,000,000 or any whole dollar amount in excess

8 ACTIVE 65854071v3 thereof. Each Loan of or conversion to a Base Rate Loan shall be in a principal amount of $500,000 or any whole dollar amount in excess thereof. Each Notice of Borrowing (whether telephonic or written) shall specify (1) whether the Company is requesting a conversion of the Loan from one Type to the other or a continuation of a Term SOFR Loan, (2) the requested date of the conversion or continuation, as the case may be (which shall be a Business Day), (3) the principal amount of the Loan to be converted or continued, and (4) if applicable, the duration of the Interest Period with respect thereto. If the Company fails to specify a Type of Loan in a Notice of Borrowing or if the Company fails to give a timely notice requesting a conversion or continuation, then the Loan shall be converted to a Base Rate Loan. Any such automatic conversion to a Base Rate Loan shall be effective as of the last day of the Interest Period then in effect with respect to the Term SOFR Loan. If the Company requests a conversion to or continuation of a Term SOFR Loan in any such Notice of Borrowing, but fails to specify an Interest Period, the Company will be deemed to have specified an Interest Period of one month. (ii) Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for the Term SOFR Loan. During the existence of an Event of Default, the Loan may not be converted to or continued as a Term SOFR Loan without the consent of the Purchaser. (iii) The Purchaser shall promptly notify the Company of the interest rate applicable to any Interest Period for a Term SOFR Loan upon determination of such interest rate. At any time that a Base Rate Loan is outstanding, the Purchaser shall notify the Company of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (iv) After giving effect to all conversions of the Loan from one Type to the other, and all continuations of the Loan as the same Type, there shall not be more than five Interest Periods in effect with respect to the Loan. Notwithstanding anything herein to the contrary, the Purchaser shall be responsible for maintaining records of each conversion, the applicable Types and amounts of each portion of the Loan and interest payable with respect to the Loan as of each Payment Date. The Purchaser shall notify the Trustee of each such calculation and the Trustee shall conclusively rely upon such notifications. The Trustee shall not be responsible for the calculation the Applicable Rates or amounts of interest payable on any Payment Date. (c) Each determination of an interest rate by the Purchaser pursuant to any provision of this Indenture shall be conclusive and binding on the Issuer and the Company in absence of manifest error.

9 ACTIVE 65854071v3 (d) As of the Sixth Supplement Indenture Effective Date, all outstanding advances of the Loan bear interest at the Eurodollar Rate (as defined in this Indenture prior to giving effect to the Sixth Supplement Indenture, the “Existing Eurodollar Rate Loan”). Prior to being repaid or prepaid, the Existing Eurodollar Rate Loan shall bear interest, and interest shall be payable by the Company, in accordance with this Indenture prior to giving effect to the Sixth Supplemental Indenture. The foregoing shall be applicable solely to the Existing Eurodollar Rate Loan, and shall cease to apply or have any further force and effect if no Existing Eurodollar Rate Loan is outstanding. Notwithstanding anything to the contrary herein, from and after the Sixth Supplemental Indenture Effective Date, the Eurodollar Rate Loan (as defined in this Indenture prior to giving effect to the Sixth Supplemental Indenture) will not be continued under this Indenture and the Existing Eurodollar Rate Loan will be converted to a Term SOFR Loan with an Interest Period of one month at the end of the applicable Interest Period. (o) Section 2.2(b)(iii) of the Indenture is hereby amended by deleting it in its entirety and replacing such section with the following: (iii) Subject to the provisions of subsection (iv) below, (A) a Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the lesser of (y) the Highest Lawful Rate and (z) the Term SOFR for such Interest Period plus the Applicable Margin; and (B) a Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the lesser of (y) the Highest Lawful Rate and (z) the Base Rate plus the Applicable Margin. (p) Section 2.2(d) of the Indenture is hereby amended by deleting it in its entirety and replacing such section with the following: (d) Inability to Determine Rates. If in connection with any request for a conversion to or a continuation of a Term SOFR Loan, (i) the Purchaser determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 14.10, and the circumstances under clause (a) of Section 14.10 or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Purchaser determines that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to Purchaser of funding such Loan, the Purchaser will promptly so notify the Company and the Trustee. Thereafter, (x) the obligation of the Purchaser to convert to or maintain a Term SOFR Loan shall be suspended (to the extent of the affected Term SOFR Loan or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the

10 ACTIVE 65854071v3 Purchaser revokes such notice. Upon receipt of such notice, (i) the Company may revoke any pending request for a conversion to, or continuation of a Term SOFR Loan (to the extent of the affected Term SOFR Loan or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a conversion of the Loan to a Base Rate Loan in the amount specified therein and (ii) any outstanding Term SOFR Loan shall be deemed to have been converted to Base Rate Loan immediately at the end of its applicable Interest Period. (q) Section 8.2 of the Indenture is hereby amended by replacing each reference to “Eurodollar Rate” contained therein with “Term SOFR”. (r) Section 9.3(a)(i)(3) of the Indenture is hereby amended by deleting the phrase “or the London interbank market” from such section. (s) Section 14.10 of the Indenture is hereby amended by deleting it in its entirety and replacing such section with the following: Section 14.10 Replacement of Term SOFR or Successor Rate. Notwithstanding anything to the contrary in this Indenture, if the Purchaser determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Company notifies the Purchaser that the Company has determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that: (a) adequate and reasonable means do not exist for ascertaining one month and three month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (b) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Purchaser or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month and three month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the interest rate of U.S. dollar denominated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Purchaser, that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month and three month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Purchaser (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (b) above, no later than the Scheduled

11 ACTIVE 65854071v3 Unavailability Date, the Trustee, the Issuer, the Company and the Purchaser may supplement this Indenture solely for the purpose of replacing Term SOFR hereunder with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Purchaser, in each case, and any such supplement shall be effective at 5:00 p.m. on the fifth Business Day after the Purchaser shall have posted such proposed supplement to the Company (the “Successor Rate”). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a quarterly basis. (c) Notwithstanding anything to the contrary herein, (i) if the Purchaser determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 2.2(d)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Trustee, the Issuer, the Purchaser and the Company may supplement this Indenture solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 14.10 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated loans in the United States for such alternative benchmark and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated loans in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Purchaser from time to time in its reasonable discretion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such supplement shall become effective at 5:00 p.m. on the fifth Business Day after the Purchaser shall have posted such proposed supplement to the Company. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Purchaser, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Purchaser. (d) Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero%, the Successor Rate will be deemed to be zero% for the purposes of this Indenture. (e) In connection with the implementation of a Successor Rate, the Purchaser will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein, any supplements implementing such Conforming Changes will become effective without any further action or consent of any other party to this Indenture; provided that, with respect to any such supplement effected, the Purchaser shall post each such supplement implementing such Conforming Changes to the Company reasonably promptly after such supplement becomes effective.

12 ACTIVE 65854071v3 Section 3. Ratification. Except as expressly amended hereby, all of the provisions of the Indenture shall remain unaltered and in full force and effect, and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by the Issuer and the Trustee. Any holder of the Bonds, and all successive transferees of the Bonds, by accepting such Bond, are deemed to have agreed to the terms of this Supplemental Indenture. Section 4. Severability. In the event any provision of this Supplemental Indenture shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Section 5. Execution in Counterparts. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Section 6. Applicable Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of Mississippi. [Signature Pages Follow]

Signature Page to Sixth Supplemental Trust Indenture ACTIVE 65854071v3 IN WITNESS WHEREOF, the Mississippi Business Finance Corporation has caused these presents to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, and U.S. Bank Trust Company National Association (successor to Deutsche Bank National Trust Company), as Trustee, has caused these presents to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written. MISSISSIPPI BUSINESS FINANCE [SEAL] CORPORATION By: /s/ Larry W. Mobley Name: Larry W. Mobley Title: Executive Director Attest: Secretary /s/ Debbie McCollum Name: Debbie McCollum U.S. BANK TRUST COMPANY NATIONAL ASSOCIATION (successor to Deutsche Bank National Trust Company), as Trustee By: /s/ Duke L. Wallace Jr Name: Duke L. Wallace Jr. Title: Vice President

Signature Page to Sixth Supplemental Trust Indenture ACTIVE 65854071v3 Consented to: COMPANY: KAZ USA, INC. By: /s/ Matt Osberg Name: Matt Osberg Title: Chief Financial Officer BONDHOLDER: BANK OF AMERICA, N.A. By: /s/ Adam Rose Name: Adam Rose Title: Senior Vice President